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                                                                   Exhibit 10.65

                                                                  EXECUTION COPY

                            NON-EXONERATION AGREEMENT

                  THIS NON-EXONERATION AGREEMENT (this "AGREEMENT") is made as of the ___ day of February, 2003 by AMERCO, a Nevada Corporation (the "SUPPORT PARTY") in favor of the Administrative Agent (as defined below) for the benefit of the Lenders (as defined below).

                                    RECITALS

                  A. Reference is hereby made to (i) that certain Amended and Restated Credit Agreement, dated the date hereof (the "AMENDED CREDIT AGREEMENT"), among PRIVATE MINI STORAGE REALTY, L.P., a Texas limited partnership (the "BORROWER"), STORAGE REALTY L.L.C., a Texas limited liability company and general partner of the Borrower, the financial institutions listed on Schedule 1 hereto (together with each financial institution that becomes a "Lender" pursuant to Section 9.04 of the Amended Credit Agreement, collectively, the "LENDERS"), JPMORGAN CHASE BANK, as administrative agent for the benefit of the Lenders (in such capacity, the "ADMINISTRATIVE AGENT") and J.P. MORGAN SECURITIES INC., as sole bookrunner and sole lead arranger; and (ii) that certain Support Party Agreement, dated as of December 30, 1997 (the "SUPPORT PARTY AGREEMENT"), entered into by the Support Party and the Borrower in favor of the Administrative Agent for the benefit of the Lenders. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings assigned to them in the Amended Credit Agreement.

                  B. As a result of an event of default under Section 7(m) of the Existing Credit Agreement (the "CREDIT AGREEMENT DEFAULT"), the Administrative Agent exercised the Lenders' rights on their behalf to declare the obligations of the Borrower under the Existing Credit Agreement immediately due and payable. The Borrower did not pay the amounts due by their due date. Pursuant to Section 2.1(a)(ii)(y) of the Support Party Agreement, the Administrative Agent by its letter dated December 16, 2002 (the "EXERCISE LETTER") exercised the Lenders' option (the "LOAN PURCHASE OPTION") on their behalf to require the Support Party to purchase the right, title and interest of the Lenders in and to their respective Commitments (as such term is defined in the Existing Credit Agreement) and Revolving Credit Exposures (as such term is defined in the Existing Credit Agreement) for an amount equal to the principal of the Revolving Credit Exposures plus accrued interest thereon and fees and other obligations of the Borrower. The Support Party failed to timely purchase obligations pursuant to the Loan Purchase Option as required by the Exercise Letter and defaulted under the Support Party Agreement (the "SPA DEFAULT").

                  C. Notwithstanding the existence and continuance of the SPA Default, the Borrower has requested that the Administrative Agent and the Lenders amend and restate the Existing Credit Agreement by entering into the Amended Credit

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Agreement and thereby effectuate a cure of the Credit Agreement Default as to the Borrower. The Support Party has an economic interest in the transactions contemplated by the Amended Credit Agreement, including, without limitation, the effectuation of a cure of the Credit Agreement Default, as to the Borrower and, accordingly, the Support Party has also requested that the Administrative Agent and the Lenders amend and restate the Existing Credit Agreement by entering into the Amended Credit Agreement and has advised the Administrative Agent that it consents thereto. The Administrative Agent and the Lenders are willing to enter into the Amended Credit Agreement and effectuate a cure of the Credit Agreement Default as to the Borrower, provided that the Support Party acknowledges and agrees that the obligation to perform the Loan Purchase Option has ripened and that the SPA Default remains outstanding, notwithstanding the Amended Credit Agreement and that the SPA Default is due, owing and unpaid. Therefore, as consideration for the Administrative Agent and the Lenders entering into the Amended Credit Agreement, the Support Party is providing to the Administrative Agent this Agreement pursuant to Section 4.01(a) of the Amended Credit Agreement.

                           CONFIRMATION OF OBLIGATIONS

                  The Support Party hereby confirms that, (a) the Support Party's obligation to purchase the Commitments and the Revolving Credit Exposures has fully ripened and is in full force and effect, (b) the Support Party consents to the Lenders amending and restating the Existing Credit Agreement by entering into the Amended Credit Agreement, and (c) despite (i) the effectuation of a cure of the Credit Agreement Default as to the Borrower, (ii) the change in the Revolving Credit Exposures from revolving loans to term loans under the Amended Credit Agreement and (iii) all other changes in the terms of the obligations of the Borrower to the Lenders under the Amended Credit
Agreement: (x) the SPA Default consisting of the obligation of the Support Party to purchase the Commitments and Revolving Credit Exposures (now represented by the Loans, including all accrued interest thereon and all fees and other obligations of the Borrower under the Amended Credit Agreement) as required by the Administrative Agent's exercise of the Loan Purchase Option remains a default and is a valid and binding obligation that is due, owing and unpaid under Article II of the Support Party Agreement; (y) the Support Party Agreement is not terminated by the execution of the Amended Credit Agreement and (z) all obligations of the Support Party under the Support Party Agreement continue to exist and remain valid, binding, and outstanding with respect to the Amended Credit Agreement. Any payment that the Support Party makes with respect to the Support Party Default shall constitute a ratable purchase of the Loans under the Amended Credit Agreement, and shall be subordinated to the rights of the Lenders in accordance with Sections 2.1(b) and 2.8 of the Support Party Agreement. The obligations confirmed under this paragraph are confirmed subject to and in accordance with the terms of the Support Party Agreement, except to the extent that the Support Party's confirmation of those obligations under this paragraph are inconsistent with the Support Party Agreement, in which case the terms of this paragraph shall control. Notwithstanding anything to the contrary set forth herein, the Support Party's obligations to the Lenders in respect of the SPA Default are limited by and subject to the provisions in that certain Standstill Agreement of even date herewith by and among the Support Party, the Administrative Agent and the Lenders pursuant to which, inter alia, the Lenders have agreed to forebear

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temporarily from exercising their rights and remedies in respect of the SPA
Default and certain other Existing Defaults (as defined therein).

                 REPRESENTATIONS AND WARRANTIES OF SUPPORT PARTY

                  The Support Party represents and warrants to the Administrative Agent for the benefit of the Lenders that:

                  a. Powers. The Support Party has the power and authority to execute and deliver this Agreement and to carry out the transactions contemplated herein and in the Support Party Agreement.

                  b. Authorization; Enforceability. The Support Party has duly executed and delivered this Agreement. This Agreement constitutes a legal, valid and binding obligation of the Support Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

                  c. Obligations Ripened. The Support Party's obligation to purchase the Commitments and Revolving Credit Exposures is fully ripened and the Support Party has no defenses thereto.

                  d. Governmental Approvals; No Conflicts. The execution and delivery of this Agreement (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (b) will not violate any applicable law, statute, rule or regulation or the charter, by-laws or other organizational documents of the Support Party (or its subsidiaries) or any order, writ, ruling, injunction or decree of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Support Party (or its subsidiaries) or its assets, or give rise to a right thereunder to require the Support Party (or its subsidiaries) to make any payment, and (d) will not result in the creation or imposition of any Lien on any asset of the Support Party (or its subsidiaries).

                  e. Representations Bringdown. Except as otherwise disclosed in writing to the Administrative Agent, as of the date of and after giving effect to this Agreement, all representations and warranties set forth in the Support Party Agreement are true and correct as if made again on and as of such date (except those, if any, which by their terms specifically relate only to a different date).

                  f. Lenders' Reliance. The Support Party acknowledges that the Lenders, in entering into the Amended Credit Agreement, are relying on the Support Party's representations made herein.

                                  MISCELLANEOUS

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                  a. Release and Waiver. Each of the Borrower and the Support
  Party hereby releases the Lenders, the Administrative Agent, and the Lenders' and the Administrative Agent's officers, employees, representatives, agents, counsel and directors from any and all actions, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected, to the extent that any of the foregoing arises from any action or failure to act on or prior to the date hereof with respect to matters arising under the Existing Credit Agreement or the amendment and restatement thereto pursuant to the Amended Credit Agreement.

                  The Support Party hereby (i) reaffirms and incorporates herein by reference Sections 2.3, 2.4 and 2.6 of the Support Party Agreement and (ii) represents that it has no claims, counterclaims, offsets or defenses to the Loan Documents or to the performance of its obligations thereunder, or if the Support Party did have any such claims, counterclaims, offsets or defenses to the Loan Documents or any transaction related to the Loan Documents, the same are hereby waived, relinquished and released in consideration of each Lender's and the Administrative Agent's execution and delivery of the Amended Credit Agreement.

                  b. Execution in Counterparts. This Agreement may be executed in counterparts, all of which taken together shall constitute one and the same instrument.

                  c. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                            [signature page follows]

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Agreement to be executed by their respective authorized officers as of the day and year first above written.

AMERCO                                     ACKNOWLEDGED BY:
as Support Party

                                           PRIVATE MINI STORAGE REALTY, L.P.
                                           as Borrower

By: /s/ Gary B. Horton
   ____________________________
Name: Gary B. Horton                       By: STORAGE REALTY L.L.C., its
Title: Treasurer                               General Partner

                                               By: /s/ Doug Mulvaney
                                                   ______________________
                                                   Name: Doug Mulvaney
                                                   Title: President of Storage
                                                          Realty, LLC, which is
                                                          the general partner of
                                                          PMSRLP

ACKNOWLEDGED BY:

JPMORGAN CHASE BANK,
as Administrative Agent

By: /s/ John McDonagh
    __________________________
    Name: John McDonagh
    Title: Managing Director

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                                   SCHEDULE I

                                     LENDERS

Name of Lender

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017

Attention: John McDonagh
Facsimile: (212) 270-0430

Bank of America, N.A.
Timothy C. Hintz
555 S. Flower St. 9/F
Los Angeles, CA 90071
Mail Code: CA9-706-09-37
Facsimile: (213) 345-1284

and

Rafael Vistan
Banc of America
Strategic Solutions, Inc.
CA9-706-09-37
555 S. Flower St. 9/F
Los Angeles, CA 90071
Facsimile: (213) 345-1284

Dresdner Bank AG,
New York Branch and
Grand Cayman Branch

_________________________________
_________________________________
_________________________________

Attention: Joanna Solowski
Facsimile: 212-429-2524

KBC Bank N.V.
515 South Figueroa Street
Suite 1920
Los Angeles, CA 90071
Attention: Tom Jackson
Facsimile: (213) 629-5801

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Wells Fargo Bank, NA.
45 Fremont Street
San Francisco, CA 94105
Attention: Steve Dobel
Facsimile: (415) 947-8851

ABN AMRO Bank, N.V.
Financial Restructuring &
Recovery
350 Park Ave., 2nd Floor
New York, NY 10022
Attention: David W. Stack
Facsimile: (212) 251-3685

Citicorp USA, Inc.
250 West Street
8th Floor
New York, NY 10013
Attention: Peter Nathanial
Facsimile: (212) 723-3042

Fleet National Bank
777 Main Street
Mail Stop. CT EH 40221A
Hartford, CT 06115
Attention: Mark A. VanOsdol
Facsimile: (860) 952-6759

Union Bank of California, N.A.
400 California Street
8th Floor
San Francisco, CA 94104
Attention: George Vetek
Facsimile: (415) 765-2170

Bank One, NA
1717 Main Street
4th floor, TX1-2454
Dallas, TX 75201
Attention: Randy B. Durant
Facsimile: (214) 290-2740

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Comerica Bank - Texas
910 Louisiana, Suite 300
Houston, TX 77002
Attention: Mr. Hal Marshall
Facsimile: (713) 220-5550

Mizuho Corporate Bank, Ltd.
f/k/a The Fuji Bank, Limited,
Los Angeles Agency
350 S. Grand Avenue, Suite 1500
Los Angeles, CA 90071
Attention: Tami Kita
Facsimile: (213) 253-4175

WestLB AG, New York Branch
Credit Department
1211 Avenue of the Americas
New York, NY 10036
Attention: Walter T. Duffy III,
                  Associate
Director
Facsimile: (212) 852-6148